EXECUTION COPY

CREDIT AGREEMENT

dated as of

June 27, 2001,

as amended and restated as of

May 28, 2003

as further amended and restated as of

August 4, 2003

among

RITE AID CORPORATION,

The Lenders Party Hereto,

CITICORP NORTH AMERICA, INC., as Administrative Agent and Collateral Processing Co-Agent,

and

JPMORGAN CHASE BANK, as Syndication Agent and Collateral Processing Co-Agent,

FIRST AMENDMENT AND RESTATEMENT dated as of August 4, 2003 (this “Amendment”), to the CREDIT AGREEMENT dated as of June 27, 2001, as amended and restated as of May 28, 2003 (as amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Rite Aid Corporation, a Delaware corporation (the “Borrower”), the lenders from time to time party thereto (the “Lenders”), Citicorp North America, Inc., as administrative agent (in such capacity, the “Administrative Agent”) and collateral processing co-agent and JPMorgan Chase Bank, as syndication agent and collateral processing co-agent.

RECITALS

A. Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to such terms in the Credit Agreement.

B. The Borrower has requested that the Lenders amend and restate the Credit Agreement so as to provide for a new tranche of term loans thereunder (the “New Term Loans”) in an aggregate principal amount of $1,150,000,000, which will be utilized to refinance all currently outstanding Term Loans and which, except as revised hereby, will have the same terms as the currently outstanding Term Loans under the Credit Agreement.

C. Each existing Term Lender (an “Existing Term Lender”) which executes and delivers this Amendment (a “Renewing Lender”) will be deemed, upon the Amendment Effective Date (as defined below), to have (i) made a commitment to make New Term Loans in an aggregate principal amount equal to the aggregate principal amount of such Existing Term Lender’s outstanding Term Loans immediately prior to such effectiveness (“Existing Term Loans”) and (ii) made such New Term Loans by exchanging its Existing Term Loans for New Term Loans in an equal principal amount.

D. Each Person that executes and delivers this Amendment as an Additional Term Lender (an “Additional Term Lender”) will make New Term Loans to the Borrower on the Amendment Effective Date (“Additional Term Loans”), the proceeds of which will be used by the Borrower to repay in full the outstanding principal amount of Term Loans of Existing Term Lenders that are not Renewing Lenders.

E. The Borrower has further requested that such amendment and restatement of the Credit Agreement modify the definition of “Restricted Payment” therein to permit certain payments made solely with shares of the Borrower’s common stock or Qualified Preferred Stock.

F. The Lenders are willing, subject to the terms and conditions set forth in this Amendment, to so amend and restate the Credit Agreement.

G. The Renewing Lenders and the Additional Term Lenders (collectively, the “New Term Lenders”) are severally willing to make the New Term Loans as contemplated hereby, in each case, subject to the terms and conditions set forth in this Amendment.

H. The Borrower and the Lenders are entering into this Amendment pursuant to Section 9.02(b) of the Credit Agreement.

AGREEMENTS

In consideration of the foregoing Recitals and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

SECTION 1. Amendment and Restatement of Credit Agreement. The Credit Agreement is hereby amended and restated, effective as of the Amendment Effective Date, in the form of the Credit Agreement immediately prior to the Amendment Effective Date with the following changes and revisions:

(a) Amendment of Section 1.01. Section 1.01 is hereby revised by:

(i) inserting the following definitions in the appropriate alphabetical order:

“First Amendment” means the First Amendment and Restatement, dated as of August 4, 2003, to this Agreement.

“First Amendment Effective Date” means the date on which the First Amendment became effective in accordance with the terms thereof.

(ii) revising the definitions of “Applicable Rate”, “Lenders”, “Restricted Payment”, “Term Loans” and “Term Loan Commitment” to read in their entirety as follows:

“Applicable Rate” means (a) with respect to any ABR Term Loan or Eurodollar Term Loan, as the case may be, the applicable rate per annum set forth below under the caption “Term Loan ABR Spread” or “Term Loan Eurodollar Spread”, as the case may be, and (b) with respect to any ABR Revolving Loan or Eurodollar Revolving Loan, or with respect to the commitment fees payable hereunder, as the case may be, the applicable rate per annum set forth below under the caption “Revolving Loan ABR Spread”, “Revolving Loan Eurodollar Spread” or “Commitment Fee Rate”, as the case may be, in each case based upon the ratings assigned by S&P and Moody’s to the Indebtedness under this Agreement (the “Index Debt”) as of the most recent date of determination; provided, that until November 28, 2003, the “Applicable Rate” shall be the applicable rate per annum set forth below in Category 2:

RATING:	Term Loan ABR Spread	Term Loan Eurodollar Spread	Revolving Loan ABR Spread	Revolving Loan Eurodollar Spread	Commitment Fee Rate

Category 1 Ratings of BB and Ba2 or higher	175.0	275.0	225.0	325.0	50.0

Category 2 Ratings of BB- and Ba3 or lower	200.0	300.0	250.0	350.0	50.0
-

For purposes of the foregoing, (i) if either S&P or Moody’s shall not have in effect a rating for the Index Debt (other than by reason of the circumstances referred to in the last sentence of this paragraph), then such rating agency shall be deemed to have established a rating in Category 2; (ii) if the ratings established or deemed to have been established by S&P and Moody’s for the Index Debt shall fall within different Categories, the Applicable Rate shall be based on the lower of the two ratings; and (iii) if the ratings established or deemed to have been established by S&P and Moody’s for the Index Debt shall be changed, such change shall be effective as of the date on which such change is first announced by the applicable rating agency. Each change in the Applicable Rate shall apply during the period commencing on the effective date of such change and ending on the date immediately preceding the effective date of the next such change. If either of Moody’s or S&P shall cease to be in the business of rating corporate debt obligations, the Borrower and the Lenders shall negotiate in good faith to amend this definition to reflect the unavailability of ratings from such rating agency and, pending the effectiveness of any such amendment, the Applicable Rate shall be determined by reference to the rating most recently in effect prior to such cessation.

“Lenders” means the Persons listed on Schedule 2.01 as having a Revolving Commitment and the Persons that have agreed to make Term Loans pursuant to the First Amendment and any other Person that shall have become a party hereto pursuant to an Assignment and Acceptance, other than any such Person that ceases to be a party hereto pursuant to an Assignment and Acceptance. Unless the context otherwise requires, the term “Lenders” includes the Swingline Lender.

“Restricted Payment” means any dividend or other distribution (whether in cash, securities or other property, except dividends payable solely in shares of the Borrower’s common stock or Qualified Preferred Stock) with respect to any Equity Interests in the Borrower or any Subsidiary, or any payment (whether in cash, securities or other property, except payments made solely with common equity), including any sinking fund or similar deposit, on account of the purchase, redemption, retirement, acquisition, cancelation or termination of any Equity Interests in the Borrower or any Subsidiary or any option, warrant or other right to acquire any such Equity Interests in the Borrower or any Subsidiary.

“Term Loans” means Loans made or deemed made pursuant to the First Amendment on the First Amendment Effective Date.

“Term Loan Commitment” means, with respect to each Lender, the commitment, if any, of such Lender to make a Term Loan hereunder on the First Amendment Effective Date (including pursuant to the exchange of a term loan of such Lender outstanding hereunder prior to the First Amendment Effective Date for a Term Loan in an equal principal amount), expressed as an amount representing the maximum principal amount of the Term Loan to be made by such Lender hereunder, as such commitment may be (a) reduced from time to time pursuant to Section 2.08 and (b) reduced or increased from time to time pursuant to assignments by or to such Lender pursuant to Section 9.04. The aggregate amount of the Term Loan Lenders’ Term Loan Commitments is $1,150,000,000.

(b) Amendment of Section 2.01. Section 2.01 is revised by changing clause (a) of the first sentence thereof to read as follows:

                “(a)        to make a Term Loan to the Borrower on the First Amendment Effective Date (subject to the terms and conditions of the First Amendment) in a principal amount not exceeding its Term Loan Commitment and in the manner contemplated by the First Amendment and”.

                (c)             Amendment of Section 2.08. Section 2.08(a) is revised by changing clause (i) of the first sentence thereof to read as follows: “(i) the Term Loan Commitments shall terminate at 5:00 p.m., New York City time on the First Amendment Effective Date, and”.

(d) Amendment of Section 2.12. Section 2.12 is revised as follows:

(i) paragraph (d) thereof is redesignated as paragraph (e); and

(ii) the following new paragraph (d) is inserted after paragraph (c) thereof:

                “(d)             The Borrower agrees that any mandatory or voluntary prepayment of Term Loans of any Lender pursuant to Section 2.11 (other than prepayments made at the time of or in connection with a Change in Control) made prior to the date that is 18 months following the First Amendment Effective Date, will be accompanied by payment of a prepayment fee to such Lender equal to 1.0% of the aggregate amount of such prepayment (it being understood that regularly scheduled amortization payments pursuant to Section 2.10 will not be subject to such fee).”

(e) Amendment of Section 5.10. Section 5.10 is revised by changing paragraph (a) thereof to read as follows:

                “(a)             The proceeds of the Term Loans made on the First Amendment Effective Date will be used solely to refinance all term loans outstanding under this Agreement immediately prior to the First Amendment Effective Date.”

SECTION 2. Representations and Warranties. To induce the other parties hereto to enter into this Amendment, the Borrower represents and warrants to each of the Lenders and the Administrative Agent that, as of each of the Amendment Effective Date:

(a) This Amendment has been duly authorized, executed and delivered by it and this Amendment and the Credit Agreement, as amended and restated hereby, constitutes its valid and binding obligation, enforceable against it in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law.

(b) The representations and warranties set forth in Article III of the Credit Agreement are true and correct in all material respects on and as of the Amendment Effective Date with the same effect as though made on and as of the Amendment Effective Date, except to the extent such representations and warranties expressly relate to an earlier date (in which case such representations and warranties were true and correct in all material respects as of such earlier date).

(c) No Default or Event of Default has occurred and is continuing.

SECTION 3. New Term Loans. (a) Subject to the terms and conditions set forth herein, (i) each Renewing Lender agrees to make a New Term Loan to the Borrower on the Amendment Effective Date by exchanging its Existing Term Loans for New Term Loans in an equal principal amount and (ii) each Additional Term Lender agrees to make New Term Loans to the Borrower on the Amendment Effective Date in a principal amount equal to such New Term Lender’s Term Loan Commitment set forth on its signature page to this Amendment. The commitments of the New Term Lenders are several and no New Term Lender shall be responsible for any other New Term Lender’s failure to make New Term Loans.

(b) The obligations of each New Term Lender to make New Term Loans on the Amendment Effective Date is subject to the satisfaction of the following conditions:

                (i)             The conditions set forth in Section 4.02 of the Credit Agreement shall be satisfied on and as of the Amendment Effective Date, and the New Term Lenders shall have received a certificate of a Financial Officer, dated the Amendment Effective Date, to such effect.

                (ii)             The Administrative Agent shall have received a favorable legal opinion of each of (i) Skadden, Arps, Slate, Meagher & Flom LLP, counsel to the Borrower, and (ii) Robert Sari, General Counsel of the Borrower, in each case addressed to the Administrative Agent and the New Term Lenders and dated the Amendment Effective Date, in substantially the forms of Exhibits K-1 and K-2 to the Credit Agreement, modified, however, to address the New Term Loans, this Amendment, the Credit Agreement as amended and restated hereby, and otherwise reasonably satisfactory to the Administrative Agent.

                (iii)             The Administrative Agent shall have received such documents and certificates as the Administrative Agent or its counsel may reasonably request relating to the organization, existence and good standing of each Loan Party, the authorization of this Amendment and the transactions contemplated hereby and any other legal matters relating to the Loan Parties, this Amendment, the other Senior Loan Documents and the transactions contemplated hereby, all in form and substance reasonably satisfactory to the Administrative Agent.

                (iv)             To the extent deemed necessary or appropriate by the Administrative Agent, each Senior Collateral Document shall have been amended to provide the benefits thereof to the New Term Loans and the obligations of the Loan Parties in connection therewith on the same basis as such benefits are provided to the Existing Term Loans.

                (v)             Each Loan Party that has not executed and delivered this Amendment shall have entered into a written instrument reasonably satisfactory to the Administrative Agent pursuant to which it confirms that it consents to this Amendment and that the Senior Collateral Documents to which it is party will continue to apply in respect of the Credit Agreement, as amended and restated hereby, and the Senior Obligations thereunder.

(vi) The conditions to effectiveness of this Amendment set forth in Section 4 hereof shall have been satisfied.

(c) All New Term Loan Borrowings made on the Amendment Effective Date shall have initial Interest Periods ending on the same dates as the Interest Periods applicable to the Existing Term Loan Borrowings being refinanced with such New Term Loan Borrowings, and the Adjusted LIBO Rates applicable to such New Term Loan Borrowings during such initial Interest Periods shall be the same as those applicable to the Existing Term Loan Borrowings being refinanced. For purposes of the foregoing, such Interest Periods shall be assigned to the Additional Term Loans of each Additional Term Lender in the same proportion that such Interest Periods applied to the Existing Term Loans on the Amendment Effective Date. The Borrower will not be required to make any payments to Renewing Lenders under Section 2.16 in connection with the exchange of their Existing Term Loans for New Term Loans.

(d) On the Amendment Effective Date, the Borrower shall apply the proceeds of the Additional Term Loans and such other amounts as may be necessary to prepay in full all Existing Term Loans of Lenders other than Renewing Lenders, all accrued and unpaid interest thereon, all amounts payable as a result of such prepayment pursuant to Section 2.16 of the Credit Agreement and all other Senior Obligations then due and owing to such Term Lenders under the Credit Agreement in their capacities as such.

(e) On and after the Amendment Effective Date, each reference in the Credit Agreement to “Term Loan” shall be deemed a reference to the New Term Loans contemplated hereby. Notwithstanding the foregoing, the provisions of the Credit Agreement with respect to indemnification, reimbursement of costs and expenses, increased costs and break funding payments (other than as set forth in Section 3(c) above) shall continue in full force and effect with respect to, and for the benefit of, each Lender that was a Term Loan Lender prior to the Amendment Effective Date in respect of such Lender’s Term Loans and Term Loan Commitments under the Credit Agreement prior to the Amendment Effective Date.

SECTION 4. Effectiveness. This Amendment and the amendment and restatement of the Credit Agreement effected hereby shall become effective as of the first date (the “Amendment Effective Date”) on which the following conditions have been satisfied:

(a) The Administrative Agent (or its counsel) shall have received duly executed counterparts hereof that, when taken together, bear the signatures of (i) the Borrower, (ii) the Required Lenders, (iii) each Renewing Lender and (iv) each Additional Term Lender. The aggregate amount of the Term Loan Commitments of the Additional Term Lenders, as set forth on their signature pages to this Amendment, shall equal the aggregate principal amount of the Existing Term Loans of Term Lenders other than Renewing Lenders.

(b) The conditions to the making of the New Term Loans set forth in Section 3(b) hereof shall have been satisfied.

(c) To the extent invoiced, the Administrative Agent shall have received payment or reimbursement of its reasonable out-of-pocket expenses in connection with this Amendment, including the reasonable fees, charges and disbursements of counsel for the Administrative Agent.

(d) The Administrative Agent shall have received evidence that the Borrower has made the payments referred to in Section 3(d) or is making such payments on the Amendment Effective Date with the proceeds of the Additional Term Loans and such other funds as may be required.

SECTION 5. Effect of Amendment. (a) Except as expressly set forth herein, this Amendment shall not by implication or otherwise limit, impair, constitute a waiver of or otherwise affect the rights and remedies of the Lenders or the Agents under the Credit Agreement or any other Senior Loan Document, and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other provision of the Credit Agreement or of any other Senior Loan Document, all of which are ratified and affirmed in all respects and shall continue in full force and effect. Nothing herein shall be deemed to entitle the Borrower to a consent to, or a waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Senior Loan Document in similar or different circumstances. (b) On and after the Amendment Effective Date, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof”, “herein”, or words of like import, and each reference to the Credit Agreement in any other Senior Loan Document shall be deemed a reference to the Credit Agreement, as amended and restated hereby. This Amendment shall constitute a “Senior Loan Document” for all purposes of the Credit Agreement and the other Senior Loan Documents.

SECTION 6. Governing Law. This Amendment shall be governed by and construed in accordance with the laws of the State of New York.

SECTION 7. Costs and Expenses. The Borrower agrees to reimburse the Administrative Agent for its reasonable out-of-pocket expenses in connection with this Amendment, including the reasonable fees, charges and disbursements of counsel for the Administrative Agent.

SECTION 8. Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument. Delivery of any executed counterpart of a signature page of this Amendment by facsimile transmission shall be as effective as delivery of a manually executed counterpart hereof.

SECTION 9. Headings. The headings of this Amendment are for purposes of reference only and shall not limit or otherwise affect the meaning hereof.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective officers as of the date first above written.

RITE AID CORPORATION,

By:	/s/

Name:
Title:

CITICORP NORTH AMERICA, INC., individually and as Administrative Agent,

By:	/s/

Name:
Title:

SIGNATURE PAGE TO FIRST AMENDMENT AND RESTATEMENT DATED AS OF AUGUST 4, 2003, TO THE RITE AID CREDIT AGREEMENT DATED AS OF JUNE 27, 2001, AS AMENDED AND RESTATED AS OF MAY 28, 2003

To approve First Amendment and Restatement:

Name of Institution: [as a Revolving Lender] [as a Renewing Lender] [as an Additional Term Lender]	[Additional Term Loan Commitment, if signing as an Additional Term Lender: $__________________]*
_____________________________

by

Name:
Title:

*	To be included only in the case of an institution that is an Additional Term Lender.